INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET

10. INTANGIBLE ASSETS, NET

Intangible assets, net, consists of the following:

	As of December 31,
	2024	2025
Indefinite useful lives:
League tournaments rights*	$76,263,589	$86,366,829
Brand name of Ninjas in Pyjamas	22,642,669	27,172,086
Brand name of Wuhan ESVF	14,220,542	14,843,203
Brand name of Young Will	643,897	-
Subtotal	113,770,697	128,382,118
Less: Impairment loss provision for Brand name of Ninjas in Pyjamas	-	23,149,403
Less: Impairment loss provision for League tournaments rights of Ninjas in Pyjamas	-	41,256,899
Indefinite useful lives, net	113,770,697	63,975,816

Definite useful lives
Agency Contract Rights	18,928,983	18,103,617
Talent acquisition costs	3,102,781	1,606,704
Game copyright	969,336	1,011,779
Brand name of Hongli Culture	794,597	829,389
Software	282,954	295,344
Customer relationship	3,753,785	-
Subtotal	27,832,436	21,846,833
Less: accumulated amortization	13,621,612	17,243,739
Definite useful lives, net	14,210,824	4,603,094

Intangible Assets, net	$127,981,521	$68,578,910

*	League tournaments rights derived from business acquisition were $65,879,725 and $75,528,298 as of December 31, 2024 and 2025, respectively.

Amortization expenses were $4,764,034, $4,693,884 and $5,426,406 for the years ended December 31, 2023, 2024 and 2025, respectively.

The following is a schedule, by fiscal years, of amortization amount of intangible asset as of December 31, 2025:

2026	$2,896,456
2027	855,318
2028	365,835
2029	155,654
2030	64,757
Thereafter	265,074
Total	$4,603,094

NIP GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In U.S. dollars, except share and per share data)

10. INTANGIBLE ASSETS, NET – Continued

The Group entered into contracts with several third-parties to purchase league tournaments rights of KPL, LPL and CFPL, the Group is allowed to pay the purchase price on installment for a period of time exceeding one year. when league tournaments rights are purchased on installment terms that exceeds one year, the contract contains a significant financing component, and therefore the payable is recorded at the present value of the payments. The difference between the present value of the payable and the nominal or principal value of the contract amount is recognized as interest expense over the contractual repayment period using the effective interest rate method. The interest rate used to determine the present value of total amount receivable is the rate subject to management decision on the date of the transaction and it reflects the rate that the Group can obtain financing of a similar nature from other sources at the date of the transaction. During the years ended December 31, 2023, 2024 and 2025, the payable related to league tournaments rights of amounting to $1,259,822, $1,111,771 and nil was settled through netting off with the revenue from tournament participation of esports, respectively and the payable related to league tournaments rights of amounting to nil, $856,965 and $885,967 was waived, respectively.

Pursuant to contract term, the amount due within one year as of December 31, 2024 and as of December 31, 2025 were $732,236 and $801,748, respectively. The remaining portion due after one year as of December 31, 2024 and as of December 31, 2025 were $1,546,701 and $783,871, respectively.